                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                 JUNE 30, 2001

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
Company Profile.............................................        5
Operating Highlights/Capital Structure......................    6 - 7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................        8
Same Center Property Activity...............................        9
Portfolio Highlights and Leasing Activity...................       10
Portfolio Summary...........................................       11
Portfolio Detail -- by Region...............................  12 - 14
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................       15
Tenant Concentration........................................       16
Segment Concentration.......................................       17
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................       18
Consolidated Balance Sheets.................................       19
Summary of Outstanding Debt.................................       20
Schedule of Mortgage Debt Maturities........................       21

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                                 JUNE 30, 2001

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 35 shopping centers, comprised of 31 community shopping centers, 2 regional malls and 2 single tenant facilities comprising 7.9 million square feet of total shopping center gross leasable area (GLA) and 6.4 million square feet of Company owned GLA. The Company owns properties in four states, California, Oregon, Washington and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, June 30, 2001 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 2000 Form 10-K and 2001 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                                 JUNE 30, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                      THREE MONTHS ENDED     SIX MONTHS ENDED
                                                           JUNE 30,              JUNE 30,
                                                      ------------------    ------------------
                                                       2001       2000       2001       2000
                                                      -------    -------    -------    -------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic and Diluted........................  $ 5,669    $ 8,119    $11,487    $17,061
     FFO per share - Basic and Diluted..............  $  0.20    $  0.28    $  0.40    $  0.60

  Net (Loss) Income Available to Common               $(5,744)   $10,092    $(4,923)   $12,812
     Shareholders...................................

  Net (Loss) Income Per Share - Basic and Diluted...  $ (0.21)   $  0.38    $ (0.18)   $  0.48

  EBITDA............................................  $14,139    $23,017    $29,887    $46,406

  Funds Available for Distribution (FAD)............  $ 6,189    $ 8,478    $12,667    $17,575

  FAD per share - Basic.............................  $  0.21    $  0.29    $  0.44    $  0.62

  Dividends Per Share...............................  $  0.04    $  0.21    $  0.08    $  0.42

  Interest Expense Coverage Ratio Based on EBITDA...      1.7        1.5        1.6        1.6

  General and Administrative Expense................  $ 1,646    $ 1,324    $ 3,011    $ 2,631

  G&A as % of Total Rental Revenue..................      6.7%       3.9%       6.0%       3.8%

  Ratio of Expense Recoveries to Recoverable             81.5%      87.7%      82.8%      88.3%
     Expenses.......................................

  Ratio of Operating Expenses to Total Rental            41.9%      35.0%      40.3%      34.5%
     Revenue........................................

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                                 JUNE 30, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                 THREE MONTHS ENDED         SIX MONTHS ENDED
                                                      JUNE 30,                  JUNE 30,
                                               -----------------------   -----------------------
                                                  2001         2000         2001         2000
                                               ----------   ----------   ----------   ----------
EQUITY INFORMATION
  Units Outstanding at End of Period.........   1,339,644    1,759,442    1,339,644    1,759,442
  Common Outstanding at End of Period........  27,622,072   26,703,319   27,622,072   26,703,319
                                               ----------   ----------   ----------   ----------
  Total Units and Common Shares Outstanding
     at End of Period........................  28,961,716   28,462,761   28,961,716   28,462,761
                                               ==========   ==========   ==========   ==========
  Basic and Diluted Weighted Average Units
     Outstanding.............................   1,589,404    1,759,442    1,618,240    1,711,794
  Basic and Diluted Weighted Average Common
     Shares Outstanding......................  27,372,312   26,686,488   27,231,516   26,667,228
                                               ----------   ----------   ----------   ----------
  Basic and Diluted Weighted Average Units
     and Common Shares Outstanding...........  28,961,716   28,445,930   28,849,756   28,379,022
                                               ==========   ==========   ==========   ==========

                                                                           AS OF
                                                          ----------------------------------------
                                                          JUNE 30,    DECEMBER 31,    DECEMBER 31,
                                                            2001          2000            1999
                                                          --------    ------------    ------------
                                                              (IN THOUSAND, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity
     High...............................................  $   6.40      $  10.50        $  13.00
     Low................................................  $   3.60      $   4.56        $   9.06
  Common Stock Price at End of Period...................  $   4.64      $   4.69        $   9.69

  Equity Market Capitalization..........................  $134,382      $134,776        $274,253
  Fixed-Rate Debt.......................................   109,797       120,067         260,928
  Floating-Rate Debt....................................   295,802       197,985         263,540
  Subordinated Debentures...............................        --       128,548         158,548
                                                          --------      --------        --------
  Total Capitalization..................................  $539,981      $581,376        $957,269
                                                          ========      ========        ========
  Debt-to-Total Capitalization..........................      75.1%         76.8%           71.4%
                                                          ========      ========        ========

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                               AS OF JUNE 30 2001

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1999........................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                              (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Grants to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (596,101)                              (596,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Grants to Employees.........      11,746                 --              11,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Grants to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Grants to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
  Units Issued..................................          --            104,717             104,717
  Issuance of Stock Grants to Employees.........      38,520                 --              38,520
                                                  ----------         ----------          ----------
Balance, March 31, 2000.........................  26,686,488          1,759,442          28,445,930
  Issuance of Stock Grants to Employees.........      16,831                 --              16,831
                                                  ----------         ----------          ----------
Balance, June 30, 2000..........................  26,703,319          1,759,442          28,462,761
  Cancelled Stock Grants........................     (33,333)                --             (33,333)
  Issuance of Stock Grants to Employees.........      31,773                 --              31,773
                                                  ----------         ----------          ----------
Balance, September 30, 2000.....................  26,701,759          1,759,442          28,461,201
  Units Issued..................................          --            256,250             256,250
  Issuance of Stock Grants to Employees.........      19,467                 --              19,467
                                                  ----------         ----------          ----------
Balance, December 31, 2000......................  26,721,226          2,015,692          28,736,918
  Shares Issued.................................     127,530                 --             127,530
  Units Converted to Shares.....................     376,993           (376,993)                 --
                                                  ----------         ----------          ----------
Balance, March 31, 2001.........................  27,225,749          1,638,699          28,864,448
  Units Converted to Shares.....................     299,055           (299,055)                 --
  Shares Issued.................................      97,268                 --              97,268
                                                  ----------         ----------          ----------
Balance, June 30, 2001..........................  27,622,072          1,339,644          28,961,716
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                         SAME CENTER PROPERTY ACTIVITY
                                 JUNE 30, 2001
                                 (IN THOUSANDS)

                                          THREE MONTHS ENDED               SIX MONTHS ENDED
                                               JUNE 30,                        JUNE 30,
                                          -------------------              -----------------
                                            2001       2000     % CHANGE    2001      2000     % CHANGE
                                          --------   --------   --------   -------   -------   --------
COMMUNITY SHOPPING CENTERS(1)
Revenues:
  Rental Revenue........................  $11,226    $11,277      -0.5%    $22,526   $22,277      1.1%
  Recoveries from Tenants...............    3,312      3,259       1.6%      6,499     6,677     -2.7%
  Other Income..........................      160        196     -18.4%        288       317     -9.1%
                                          -------    -------               -------   -------
          Total Revenues................   14,698     14,732      -0.2%     29,313    29,271      0.1%
Expenses:
  Recoverable Operating Expenses........    3,501      3,456       1.3%      6,924     6,944     -0.3%
  Other Operating Expenses..............      451        375      20.3%        911       725     25.7%
                                          -------    -------               -------   -------
          Total Expenses................    3,952      3,831       3.2%      7,835     7,669      2.2%
                                          -------    -------               -------   -------
Net Operating Income....................  $10,746    $10,901      -1.4%    $21,478   $21,602     -0.6%
                                          =======    =======               =======   =======
          Total Properties..............       29         29                    29        29
                                          =======    =======               =======   =======
Percentage Leased.......................     92.9%      95.2%                 92.9%     95.2%
                                          =======    =======               =======   =======
Average Base Rent per square foot.......  $ 10.86    $ 10.64               $ 10.86   $ 10.64
                                          =======    =======               =======   =======

                                          THREE MONTHS ENDED               SIX MONTHS ENDED
                                               JUNE 30,                        JUNE 30,
                                          -------------------              -----------------
                                            2001       2000     % CHANGE    2001      2000     % CHANGE
                                          --------   --------   --------   -------   -------   --------
REGIONAL MALLS
Revenues:
  Rental Revenue........................  $ 4,532    $ 4,482       1.1%    $ 9,223   $ 8,932      3.3%
  Recoveries from Tenants...............    2,279      2,250       1.3%      4,386     4,438     -1.2%
  Other Income..........................      745        747      -0.3%      1,523     1,502      1.4%
                                          -------    -------               -------   -------
          Total Revenues................    7,556      7,479       1.0%     15,132    14,872      1.7%
Expenses:
  Recoverable Operating Expenses........    3,240      2,975       8.9%      6,136     5,921      3.6%
  Other Operating Expenses..............       24         44     -45.5%         52        72    -27.8%
                                          -------    -------               -------   -------
          Total Expenses................    3,264      3,019       8.1%      6,188     5,993      3.3%
                                          -------    -------               -------   -------
Net Operating Income....................  $ 4,292    $ 4,460      -3.8%    $ 8,944   $ 8,879      0.7%
                                          =======    =======               =======   =======
          Total Properties..............        2          2                     2         2
                                          =======    =======               =======   =======
Percentage Leased.......................     93.6%      91.3%                 93.6      91.3%
                                          =======    =======               =======   =======
Average Base Rent per square foot.......  $ 15.62    $ 15.11               $ 15.62   $ 15.11
                                          =======    =======               =======   =======

Same Center properties are those which were owned as of January 1, 2000.
-------------------------
(1) Excludes El Camino North and Frontier Village which we are preparing for redevelopment.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                              AS OF JUNE 30, 2001

                                                                          AS OF
                                                        ------------------------------------------
                                                         JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                                           2001           2000            1999
                                                        ----------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers.......................   4,852,421      5,397,270       7,547,955
     Regional Malls...................................   1,328,009      1,328,109       1,178,109
     Single Tenant Facilities.........................     218,926        391,884         672,007
       Total Company Owned GLA........................   6,399,356      7,117,263       9,398,071
  Percentage Leased
     Community Shopping Centers.......................        92.1%          93.1%           95.0%
     Regional Malls...................................        93.6%          93.1%           90.9%
     Single Tenant Facilities.........................       100.0%         100.0%          100.0%
       Overall Portfolio..............................        92.7%          93.3%           94.9%
  Average Base Rent
     Community Shopping Centers
       Anchor.........................................  $     7.78     $     7.40      $     8.70
       Pad............................................  $    14.25     $    14.09      $    15.05
       Shop...........................................  $    15.84     $    15.44      $    15.32
       Overall........................................  $    10.91     $    10.54      $    11.11
     Regional Malls
       Anchor.........................................  $    11.03     $    10.98      $    11.75
       Pad............................................  $    19.40     $    19.60      $    18.61
       Shop...........................................  $    23.51     $    26.79      $    24.20
       Overall........................................  $    15.62     $    16.51      $    16.70
     Single Tenant Facilities.........................  $     5.87     $     5.39      $     5.97
     Overall Portfolio................................  $    11.71     $    11.33      $    11.40
  Number of Properties
     Community Shopping Centers.......................          31             35              47
     Regional Malls...................................           2              2               2
     Single Tenant Facilities.........................           2              4               7
       Overall Portfolio..............................          35             41              56

                                                               THREE         SIX
                                                               MONTHS      MONTHS
                                                               ENDED        ENDED
                                                              JUNE 30,    JUNE 30,
                                                                2001        2001
                                                              --------    ---------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................        14          32
     Gross Leasable Area....................................    32,965     151,446
     Base Rent per Square Foot..............................  $  16.18    $   8.77
  New Leases Executed
     Number of Leases.......................................         5          15
     Gross Leasable Area....................................    14,725      76,067
     Base Rent per Square Foot..............................  $  13.38    $  10.82
  Lease Renewals Executed
     Number of Leases.......................................        23          51
     Gross Leasable Area....................................    95,822     279,064
     New Annual Base Rent per Square Foot...................  $  13.31    $  10.48
     Percentage Change from Prior...........................      2.51%       3.56%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................        66         159
     Gross Leasable Area....................................   151,767     475,930
     New Annual Base Rent per Square Foot...................  $  15.95    $  15.39
     Percentage Change from Prior...........................       4.1%        5.3%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                              AS OF JUNE 30, 2001

                                                 NUMBER                 TOTAL LEASED GLA                COMPANY
                                                   OF                   ----------------                 OWNED     PERCENT
                                               PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                               ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region.....................       6         497,656        96,388          316,304   1,025,085     88.8%
Northern and Central California Region.......       5         228,983        11,808          241,373     523,784     92.1%
Southern California Region...................      15       1,447,393       264,530          608,442   2,475,835     93.7%
Southwest Region.............................       5         477,504        36,395          244,640     827,717     91.6%
                                                   --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING CENTERS...      31       2,651,536       409,121        1,410,759   4,852,421     92.1%
REGIONAL MALLS...............................       2         759,515        78,594          404,717   1,328,009     93.6%
SINGLE TENANT FACILITIES.....................       2         215,026         3,900               --     218,926    100.0%
                                                   --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO....................      35       3,626,077       491,615        1,815,476   6,399,356     92.7%
                                                   ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                                BASE RENT    PER SQ. FT.
                                               -----------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region.....................  $ 9,589,581     $10.53
Northern and Central California Region.......    5,113,790      10.61
Southern California Region...................   28,244,473      12.17
Southwest Region.............................    5,839,679       7.70
                                               -----------     ------
          TOTAL COMMUNITY SHOPPING CENTERS...   48,787,523      10.91
REGIONAL MALLS...............................   19,418,619      15.62
SINGLE TENANT FACILITIES.....................    1,284,341       5.87
                                               -----------     ------
          TOTAL PORTFOLIO....................  $69,490,483     $11.71
                                               ===========     ======

                                               CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2001

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT   ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   -----------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Frontier Village Shopping             1993        68,473   20,449     33,776     153,320    80.0%   $ 1,232,643
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     69,969     266,049    96.2      2,356,716
    Gresham, OR
  The Medford Center................    1998       153,612   25,432     93,140     326,000    83.5      2,711,596
    Medford, OR
  Ross Center.......................    1987        53,331    9,020     58,543     134,485    89.9      1,517,287
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     33,870      67,287    93.5        819,900
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     27,006      77,944    97.3        951,439
    Vancouver, WA
                                                 ---------  -------  ---------  ----------   -----    -----------
  Pacific Northwest Region..........               497,656   96,388    316,304   1,025,085    88.8      9,589,581
                                                 ---------  -------  ---------  ----------   -----    -----------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     11,540      14,115    81.8         83,826
    Bakersfield, CA
  Mineral King Plaza................    1983            --       --     34,660      39,060    88.7        537,524
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     76,650     153,999    86.2      1,586,936
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     45,190     127,547    97.4      1,402,231
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     73,333     189,063    94.7      1,503,273
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
Northern & Central California                      228,983   11,808    241,373     523,784    92.1      5,113,790
  Region............................
                                                 ---------  -------  ---------  ----------   -----    -----------
SOUTHERN CALIFORNIA REGION
  Country Fair Shopping Center......    1992        96,225   27,341     27,664     168,173    89.9      2,161,869
    Chino, CA
  Date Palm Center..................    1987        99,919       --     12,508     117,356    95.8      1,696,441
    Cathedral City, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2001
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Frontier Village Shopping             $10.05      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      9.21      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse,
                                                    JoAnn Fabrics
  The Medford Center................      9.96      Cinemark Theatres, Sears,
    Medford, OR                                     Payless*, Safeway*, Circuit
                                                    City, 24 Hour Fitness
  Ross Center.......................     12.55      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     13.04      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.54      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
                                        ------
  Pacific Northwest Region..........     10.53
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.26
    Bakersfield, CA
  Mineral King Plaza................     15.51      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.95      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              11.29      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.40      Big 5 Sporting Goods
    Sacramento, CA
                                        ------
Northern & Central California            10.61
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Country Fair Shopping Center......     14.30      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Date Palm Center..................     15.09      Sam's Club (Wal-Mart)
    Cathedral City, CA

                                               CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2001

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT   ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   -----------
  El Camino North...................    1982        68,902  122,713     48,139     273,806    87.6%   $ 2,918,526
    Oceanside, CA
  Fire Mountain Center..............    1987        38,876   23,432     23,783      92,378    93.2      1,707,572
    Oceanside, CA
  Fullerton Town Center.............    1987       171,613   19,722     39,132     264,647    87.1      3,452,584
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     17,330      65,987    96.5      1,023,176
    Gardena, CA
  Kenneth Hahn Plaza................    1987        97,334   14,598     51,263     165,195    98.8      1,675,686
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     62,235     231,376    96.4      1,419,142
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0      1,335,726
    Bellflower, CA
  Loma Square.......................    1980        96,514       --    101,870     210,704    94.2      2,687,972
    San Diego, CA
  Mountain Square Shopping Center...    1988       185,945       --     69,419     273,189    93.5      3,066,577
    Upland, CA
  North County Plaza................    1987        43,610   28,720     74,245     153,325    95.6      2,148,544
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     11,856     120,425    96.2      1,181,927
    Escondido, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0      1,020,492
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     29,581      56,019    91.0        748,239
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
Southern California Region..........             1,447,393  264,530    608,442   2,475,835    93.7     28,244,473
                                                 ---------  -------  ---------  ----------   -----    -----------
SOUTHWEST REGION
  Kyrene Village Shopping Center....    1987        93,279    5,120     49,852     161,174    92.0      1,126,781
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     47,237      94,379    93.7        880,376
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     30,387     180,382    95.7      1,080,092
    Tucson, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2001
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  El Camino North...................    $12.17      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores,
                                                    Steinmart
  Fire Mountain Center..............     19.83      Lamps Plus, Trader Joe's,
    Oceanside, CA                                   Bookstar
  Fullerton Town Center.............     14.98      Costco*, AMC Theatres, Toys
    Fullerton, CA                                   'R' Us, Office Depot
  Gardena Gateway Center............     16.06      Marukai (Rite-Aid), TAWA
    Gardena, CA
  Kenneth Hahn Plaza................     10.27      Food 4 Less, Factory 2U,
    Los Angeles, CA                                 Rite- Aid, Super Trak Auto
  La Verne Towne Center.............      6.36      Target, Vons
    La Verne, CA
  Lakewood Plaza....................     11.77      Stater Bros. (Albertsons),
    Bellflower, CA                                  Staples
  Loma Square.......................     13.55      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs
  Mountain Square Shopping Center...     12.01      Home Depot, Staples,
    Upland, CA                                      Pavilions, Factory 2 U
  North County Plaza................     14.66      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.20      Albertsons, Office Depot
    Escondido, CA
  Vermont-Slauson Shopping Center...      6.01      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.67      Albertsons*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     12.17
                                        ------
SOUTHWEST REGION
  Kyrene Village Shopping Center....      7.60      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express, Greenbacks
  North Mountain Village............      9.95      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      6.26      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's

                                               CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 2001

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT   ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   -----------
  Southern Palms Center.............    1980       103,875   20,025    101,050     254,863    88.3%   $ 2,083,888
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     16,114     136,919    90.7        668,542
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    -----------
Southwest Region....................               477,504   36,395    244,640     827,717    91.6      5,839,679
                                                 ---------  -------  ---------  ----------   -----    -----------
COMMUNITY RETAIL CENTERS............             2,651,536  409,121  1,410,759   4,852,421    92.1     48,787,523
                                                 ---------  -------  ---------  ----------   -----    -----------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       291,554   29,610    164,125     509,604    95.2      7,173,179
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    240,592     818,405    92.6     12,245,440
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
REGIONAL MALLS......................               759,515   78,594    404,717   1,328,009    93.6     19,418,619
                                                 ---------  -------  ---------  ----------   -----    -----------
SINGLE TENANT FACILITIES
  Kmart.............................    1990       104,204       --         --     104,204   100.0        551,576
    Phoenix, AZ
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0        732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    -----------
SINGLE TENANT FACILITIES............               215,026    3,900         --     218,926   100.0      1,284,341
                                                 ---------  -------  ---------  ----------   -----    -----------
TOTAL PROPERTIES....................             3,626,077  491,615  1,815,476   6,399,356    92.7    $69,490,483
                                                 =========  =======  =========  ==========   =====    ===========

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 2001
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Southern Palms Center.............    $ 9.26      Food 4 Less, Heilig Meyer
    Tempe, AZ                                       Furniture, Staples
  Sunrise Place Center..............      5.38      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      7.70
                                        ------
COMMUNITY RETAIL CENTERS............     10.91
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     14.78      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Wal- Mart, Albertsons, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     16.16      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     15.62
                                        ------
SINGLE TENANT FACILITIES
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.87
                                        ------
TOTAL PROPERTIES....................    $11.71
                                        ======

---------------

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                                 JUNE 30, 2001

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    101      133,045    15.78             0     0.00       3,900     8.40       129,145    16.01
2001.................    126      237,832    14.79        34,420     3.20       4,950    14.18       198,462    16.82
2002.................    174      596,582    13.35       282,151     7.14      50,257    14.20       264,174    19.83
2003.................    127      396,202    14.32       121,350     6.72      36,575    16.65       238,277    17.84
2004.................    123      662,973    11.40       371,995     6.92      34,671    17.74       256,307    17.04
2005.................    111      502,070    16.68       229,340    14.96      39,809    18.87       232,921    18.00
2006.................     98      547,959    13.54       299,938    11.08      47,712    14.17       200,309    17.07
2007.................     34      316,927     9.05       177,915     5.06      33,642    10.49       105,370    15.33
2008.................     25      336,892    11.81       279,529    10.43      23,849    20.66        33,514    17.03
2009.................     18      355,406     6.82       303,864     4.67      38,679    17.77        12,863    24.56
2010.................     23      442,844     8.51       372,073     7.50      46,406    11.87        24,365    17.42
Thereafter...........     57    1,404,436     9.29     1,153,502     8.50     131,165    13.31       119,769    12.56
                       -----    ---------    -----     ---------    -----     -------    -----     ---------    -----
         TOTAL.......  1,017    5,933,168    11.71     3,626,077     8.34     491,615    15.03     1,815,476    17.55
                       =====    =========    =====     =========    =====     =======    =====     =========    =====

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                                 JUNE 30, 2001

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    46        58,324    15.34             0     0.00           0     0.00        58,324    15.34
2001.................    63       151,528    12.04        34,420     3.20       3,150     8.00       113,958    14.83
2002.................   138       544,064    11.83       282,151     7.14      49,217    13.57       212,696    17.65
2003.................   100       345,369    12.44       121,350     6.72      36,575    16.65       187,444    15.32
2004.................    99       587,831    10.25       341,423     6.48      28,171    19.70       218,237    14.91
2005.................    91       371,058    14.42       131,761     9.66      38,089    18.31       201,208    16.81
2006.................    88       500,429    12.82       274,634    10.09      41,302    15.14       184,493    16.35
2007.................    27       270,661     7.52       177,915     5.06      33,642    10.49        59,104    13.22
2008.................    20       283,287    10.21       234,572     9.12      18,849    16.59        29,866    14.76
2009.................    13       230,543     6.35       193,042     3.73      25,197    17.96        12,304    23.73
2010.................    16       254,484     8.55       196,620     7.16      41,406    11.42        16,458    17.91
THEREAFTER...........    40       873,838     9.61       663,648     9.20      93,523    10.37       116,667    11.36
                        ---     ---------    -----     ---------    -----     -------    -----     ---------    -----
         TOTAL.......   741     4,471,416    10.91     2,651,536     7.78     409,121    14.25     1,410,759    15.84
                        ===     =========    =====     =========    =====     =======    =====     =========    =====

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF JUNE 30, 2001

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
NUMBER             RETAIL TENANT            LOCATIONS    BASE RENT    BASE RENT       GLA         GLA
------             -------------            ---------   -----------   ----------   ---------   ----------
   1     WAL-MART STORES INC.(1)..........      3       $ 3,038,834      4.37%       360,741      6.08%
   2     AMC ENTERTAINMENT................      3         2,931,939      4.22%       125,429      2.11%
   3     TJX COMPANIES INC., THE..........      7         1,663,264      2.39%       193,614      3.26%
   4     LOEWS CINEPLEX ENTERTAINMENT.....      1         1,402,011      2.02%        67,579      1.14%
   5     ALBERTSON'S INC. ................      5         1,307,854      1.88%       188,432      3.18%
   6     KROGER CO., THE..................      5         1,254,006      1.80%       285,486      4.81%
   7     STAPLES INC. ....................      5         1,245,128      1.79%       110,881      1.87%
   8     SAFEWAY, INC. ...................      4         1,201,654      1.73%       164,207      2.77%
   9     CIRCUIT CITY STORES INC..........      3         1,088,400      1.57%        84,680      1.43%
  10     HOME DEPOT INC., THE.............      1           965,930      1.39%        98,064      1.65%
  11     ROSS STORES INC..................      4           933,100      1.34%       117,852      1.99%
  12     FEDERATED DEPARTMENT STORES......      1           894,179      1.29%       237,145      4.00%
  13     CINEMARK USA INC. ...............      1           798,566      1.15%        57,273      0.97%
  14     TOYS 'R' US INC. ................      2           787,272      1.13%        82,022      1.38%
  15     THE LIMITED INC. ................     10           780,398      1.12%        55,313      0.93%
  16     SPORT CHALET INC. ...............      1           775,508      1.12%        44,957      0.76%
  17     KMART CORP. .....................      2           769,756      1.11%       186,708      3.15%
  18     VIRGIN ENTERTAINMENT GROUP.......      1           756,000      1.09%        30,000      0.51%
  19     PAYLESS SHOESOURCE INC...........     11           752,901      1.08%        36,634      0.62%
  20     BARNES & NOBLE...................      2           742,531      1.07%        35,285      0.59%
  21     OFFICE DEPOT INC. ...............      3           719,167      1.03%        77,000      1.30%
  22     TARGET CORPORATION...............      2           708,507      1.02%       220,484      3.72%
                                               --       -----------     ------     ---------     ------
         TOTAL............................     77       $25,516,905     36.72%     2,859,786     48.20%
                                               ==       ===========     ======     =========     ======

---------------
(1) Includes location at Baldwin Hills Crenshaw Plaza where rent has not yet commenced.

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF JUNE 30, 2001

                                                                                                PERCENTAGE
                                                        TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                            NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
NUMBER             RETAIL TENANT             LEASES       BASE RENT     BASE RENT      GLA         GLA
------             -------------            ---------   -------------   ---------   ---------   ----------
   1     Supermarkets.....................      16       $ 5,361,572      7.72%       758,220     12.78%
   2     Restaurants......................      62         5,201,652      7.49%       321,349      5.42%
   3     Fast Food........................     140         5,199,726      7.48%       238,302      4.02%
   4     Theaters.........................       5         5,132,515      7.39%       250,281      4.22%
   5     Discount Retailers...............       7         4,518,145      6.50%       767,831     12.94%
   6     Family Apparel...................      27         3,893,497      5.60%       436,173      7.35%
   7     Health & Beauty..................     106         3,257,528      4.69%       196,444      3.31%
   8     Electronics......................      29         3,060,298      4.40%       167,718      2.83%
   9     Music and Video..................      28         2,811,705      4.05%       139,785      2.36%
  10     Women's Apparel..................      37         2,444,579      3.52%       164,251      2.77%
  11     Home Furnishings/Housewares......      25         2,322,929      3.34%       175,933      2.97%
  12     Footwear.........................      33         1,996,251      2.87%        96,974      1.63%
  13     Office Supply....................       7         1,775,169      2.55%       173,557      2.93%
                                               ---       -----------     ------     ---------     ------
         TOTAL ...........................     522       $46,975,566     67.60%     3,886,818     65.51%
                                               ===       ===========     ======     =========     ======

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                      THREE MONTHS ENDED     SIX MONTHS ENDED
                                                           JUNE 30,              JUNE 30,
                                                      ------------------    ------------------
                                                       2001       2000       2001       2000
                                                      -------    -------    -------    -------
                                                         (UNAUDITED)           (UNAUDITED)
REVENUES:
  Rental revenues...................................  $17,272    $24,452    $35,011    $49,661
  Expense reimbursements............................    5,964      7,715     11,906     15,425
  Percentage rents..................................      173        661        694        994
  Other income......................................    1,108      1,512      2,534      3,101
                                                      -------    -------    -------    -------
          Total revenues............................   24,517     34,340     50,145     69,181
                                                      -------    -------    -------    -------
EXPENSES:
  Interest..........................................    8,443     15,009     18,131     29,700
  Depreciation and amortization.....................    5,175      6,314     10,414     12,783
  Property operating costs:
     Common area....................................    4,513      5,146      8,879     10,272
     Property taxes.................................    2,390      3,340      4,910      6,674
     Leasehold rentals..............................      269        361        534        725
     Marketing......................................      411        314        594        532
     Other operating................................    1,149        838      2,330      1,941
  Reorganization Costs..............................    2,613         --      2,613         --
  General and administrative........................    1,646      1,324      3,011      2,631
                                                      -------    -------    -------    -------
          Total expenses............................   26,609     32,646     51,416     65,258
                                                      -------    -------    -------    -------
(Loss) Income from Operations before Other Items....   (2,092)     1,694     (1,271)     3,923
(Loss) Gain on Sale of Rental Assets................   (3,279)     9,149     (2,379)    11,724
Minority Interests -- Operating Partnership.........      333       (675)       281       (821)
Minority Interests -- Other.........................     (140)       (76)      (169)      (150)
                                                      -------    -------    -------    -------
Net (Loss) Income before Extraordinary Item.........   (5,178)    10,092     (3,538)    14,676
Extraordinary Loss -- Early Extinguishment of
  Debt..............................................     (566)        --     (1,385)    (1,864)
                                                      -------    -------    -------    -------
Net (Loss) Income...................................  $(5,744)   $10,092    $(4,923)   $12,812
                                                      =======    =======    =======    =======
Adjustments to reconcile net income to FFO:
  Depreciation of real property.....................    4,955      6,251      9,991     12,662
  Minority interests................................     (377)       571       (496)       630
  Loss (Gain) on sale of rental assets..............    3,279     (9,149)     2,379    (11,724)
  Extraordinary loss -- early extinguishment of
     debt...........................................      566         --      1,385      1,864
  Reorganization Costs..............................    2,613         --      2,613         --
  Other.............................................      377        354        538        817
                                                      -------    -------    -------    -------
Funds From Operations -- Basic......................    5,669      8,119    $11,487    $17,061
                                                      =======    =======    =======    =======

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                     ASSETS

                                                                JUNE 30,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    ------------
                                                              (UNAUDITED)
Rental properties...........................................   $ 729,191       $  776,667
Accumulated depreciation and amortization...................    (140,650)        (136,828)
                                                               ---------       ----------
  Rental properties, net....................................     588,541          639,839
Cash and cash equivalents...................................       6,049            6,164
Tenant receivables, net.....................................       7,239           11,920
Other receivables...........................................       6,251            5,603
Restricted cash.............................................       9,656            9,531
Deferred charges, net.......................................      16,045           18,030
Other assets................................................       3,090            3,492
                                                               ---------       ----------
          Total.............................................   $ 636,871       $  694,579
                                                               =========       ==========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................   $ 405,599       $  318,052
7 1/2% Convertible subordinated debentures..................          --          128,548
Accrued dividend and distributions..........................       1,173            6,035
Accrued interest............................................       1,087            5,827
Accounts payable and other accrued expenses.................      10,652           10,161
Accrued construction costs..................................         629            1,060
Tenant security and other deposits..........................       1,703            1,797
                                                               ---------       ----------
Total liabilities...........................................     420,843          471,480
                                                               ---------       ----------
MINORITY INTERESTS
Operating partnership (1,339,644 and 2,015,692 units issued
  as of June 30, 2001 and December 31, 2000,
  respectively).............................................      11,796           15,075
Other minority interests....................................       1,366            1,620
                                                               ---------       ----------
Total minority interest.....................................      13,162           16,695
                                                               ---------       ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  27,622,072 and 26,721,226 shares issued and outstanding as
  of June 30, 2001 and December 31, 2000, respectively).....         276              266
Additional paid-in capital..................................     362,798          359,419
Accumulated distributions and deficit.......................    (160,208)        (153,281)
                                                               ---------       ----------
Total stockholders' equity..................................     202,866          206,404
                                                               ---------       ----------
          Total.............................................   $ 636,871       $  694,579
                                                               =========       ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                                 JUNE 30, 2001
                                 (IN THOUSANDS)

                                                                                                          BALANCE      BALANCE
                                                                                  MATURITY    AVERAGE     JUNE 30,   DECEMBER 31,
                  LENDER                             PROPERTY            RATE       DATE     MATURITIES     2001         2000
                  ------                             --------           ------    --------   ----------   --------   ------------
FIXED RATE MORTGAGES
 Principal Mutual Life Insurance
   Company(1).............................  North Mountain Village       8.250%   07/01/01        --      $  8,105     $  8,125
 Metropolitan Life Insurance Company......  Date Palm                   10.450%   07/31/02       1.1         9,020        9,102
 The Travelers Insurance Company..........  North County                10.375%   01/31/03       1.6        15,052       15,232
 Column Financial, Inc....................  Mineral King                 9.680%   08/01/06       5.1         3,528        3,578
 Eastrich #79 Corporation (AEW)(2)........  Loan #1                     11.450%   10/15/06       5.3         1,459        5,269
 Eastrich #79 Corporation (AEW)(3)........  Loan #2                     10.900%   10/15/06       5.3         8,490        8,723
 Chase Commercial Mortgage Banking
   Corp. .................................  Vineyards Marketplace        8.300%   11/10/09       8.4         5,138        5,157
 Chase Commercial Mortgage Banking
   Corp. .................................  Kyrene Village               8.300%   11/10/09       8.4         7,864        7,893
 Aid Association for Lutherans(4).........  Westgate North               8.300%   04/01/14      12.8            --        5,610
 First Union National Bank................  Gardena, Gresham, Loma       7.750%   07/01/09       8.0        51,141       51,378
                                            Square and Southpointe
                                                                                                          --------     --------
       Total Fixed-Rate Mortgages.........                               8.788%                 5.67       109,797      120,067
                                                                                                          --------     --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(5).............  Randolph Plaza and
                                            Mountain Square              6.625%   06/01/02       0.9        23,164       23,309
 First Union National Bank(5).............  Fire Mountain                6.625%   08/01/02       1.1        10,089       10,147
 Sanwa Bank California(5).................  El Camino North              7.813%   02/28/03       1.7        25,000       25,000
 Chase Manhattan Bank(6)..................  Chino                        6.478%   11/29/03       2.4        16,150       16,150
 Chase Manhattan Bank(6)..................  Fullerton                    6.478%   11/29/03       2.4        24,000       24,000
 Chase Manhattan Bank(6)..................  LaVerne                      6.478%   11/29/03       2.4        10,035       10,035
                                                                                                          --------     --------
       Total Variable-Rate Mortgages......                               6.831%                 1.80       108,438      108,641
                                                                                                          --------     --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985............................  Baldwin Hills                5.300%   12/01/14      13.4        30,000       30,000
 CDC -- Certificates of Participation,
   Series 1985............................  Willowbrook                  5.200%   12/01/15      14.4         6,000        6,000
 G.E. Capital(7)..........................  Secured Line of Credit       6.485%   03/31/02      0.75       151,364       53,344
                                                                                                          --------     --------
       Total Other Secured Debt...........                               6,254%                 3.21       187,364       89,344
                                                                                                          --------     --------
       TOTAL SECURED DEBT.................                               7.094%                 3.50       405,599      318,052
 Convertible debentures(8)................                               7.500%   01/15/01                      --      128,548
                                                                                                          --------     --------
       TOTAL DEBT OUTSTANDING.............                               7.094%                 3.50      $405,599     $446,600
                                                                                                          ========     ========

---------------
 (1) Refinanced on 7/6/01 with Principal Commercial Funding at 7.68%; Matures on 8/1/11.

 (2) Secured by KMart - Phoenix.

 (3) Secured by Lakewood, Sam's Club - Downey, and Parkway Place.

 (4) Asset sold 3/14/01.

 (5) Interest based on LIBOR plus 250 basis points.

 (6) Interest based on LIBOR plus 230 basis points.

 (7) Secured by Media City Center, Medford Shopping Center, Ross Center, Vancouver Park Place, Sunrise Place, Silverdale Shopping Center, Frontier Village, Rheem Valley, Southern Palms and Rosedale Village. Interest based on LIBOR plus 250 basis points.

 (8) Repaid on January 16, 2001.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 JUNE 30, 2001
                                 (IN THOUSANDS)

                                                             SCHEDULED
                                                            AMORTIZATION    SCHEDULED
                           YEAR                               PAYMENTS      MATURITIES     TOTAL
                           ----                             ------------    ----------    --------
2001......................................................    $ 1,179        $  8,105     $  9,284
2002......................................................      2,104         193,014(1)   195,118
2003......................................................      1,567          89,619       91,186
2004......................................................      1,662              --        1,662
2005......................................................      1,798              --        1,798
2006......................................................      1,641           8,496       10,137
2007......................................................        877              --          877
2008......................................................        936              --          936
2009......................................................        444          58,157       58,601
2010......................................................         --              --           --
Thereafter................................................         --          36,000       36,000
                                                              -------        --------     --------
Total.....................................................    $12,208        $393,391     $405,599
                                                              =======        ========     ========

---------------
(1) Includes amount outstanding on the Company's secured credit facility which is due on March 31, 2002.